EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

EnteroMedics Inc.

2800 Patton Road

St. Paul, Minnesota 55113

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement is made as of the date set forth below between EnteroMedics Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of (i) up to 13,901,262 million shares (the “Shares”) of the common stock of the Company, $.01 par value per share (the “Common Stock”), and (ii) warrants to purchase up to 6,950,631 million shares of Common Stock (the “Warrants”), to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor              Shares at a purchase price of $1.15 per Share (the “Share Purchase Price”) and Warrants to purchase              shares of Common Stock (which Warrant shall be exercisable for 50% of the number of Shares that are purchased under this Agreement by the Investor at an exercise price per share equal to $1.38 per share at a purchase price of $0.125 per share of Common Stock underlying the Warrant (the “Warrant Purchase Price”), all at an aggregate purchase price of $                         (the “Purchase Price”), subject to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Securities purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any Financial Industry Regulatory Authority (“FINRA”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February 19, 2009

*
[Investor Name]

By:*
Name:
Title:

Address:

AGREED AND ACCEPTED:

EnteroMedics Inc.

By:	/s/ Greg S. Lea
Name:	Greg S. Lea
Title:	Senior Vice President and CFO

2

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Agreement to Sell and Purchase the Shares and Warrants; Subscription Date.

1.1 Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, (i) the number of Shares described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”) at the Share Purchase Price specified in the Agreement (which price shall be the consolidated closing bid price of the Common Stock as reported on the Nasdaq Global Market immediately prior to the execution of this Agreement), and (ii) Warrants, in substantially the form attached hereto as Exhibit E, to acquire up to that number of additional shares of Common Stock set forth in paragraph 3 of the Securities Purchase Agreement attached hereto at the Warrant Purchase Price (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, collectively, the “Warrant Shares”). The Shares and Warrants are sometimes referred to herein collectively as the “Securities.”

1.2 Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the “Other Investors”), and the Company expects to complete sales of Shares and Warrants to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has notified Canaccord Adams (in its capacity as placement agent for the Shares, the “Placement Agent”) in writing that it will no longer accept Agreements for the purchase of Securities in the Offering. Each Investor must complete a Securities Purchase Agreement, a Securities Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit B hereto) in order to purchase Securities in the Offering.

1.3 Placement Agent Fee. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Securities to the Investor and a warrant to purchase Common Stock in the form attached hereto as Exhibit E-1. The Company has taken no action that would give rise to any claim by any other person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

2. Delivery of the Shares at Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur on a date specified by the Company and the Placement Agent (the “Closing Date”) and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor (i) a copy of instructions to Wells Fargo, N.A., the Company’s transfer agent, certified by the corporate secretary of the Company and instructing the issuance to Investor in book entry form of the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement (or, upon request by Investor, a stock certificate for such number of Shares), such entry (or certificate, as the case may be) to be registered in the name of the Investor or, if so indicated on the Securities Certificate Questionnaire, in the name of a nominee designated by the Investor, and (ii) a Warrant, issued in the name of such Investor or, if so indicated on the Securities Certificate

Questionnaire, in the name of a nominee designated by the Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth in paragraph 3 of the Securities Purchase Agreement. In exchange for the delivery of the certificates representing such Securities, the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company’s written instructions. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit D (the “Legal Opinion”).

The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Agreement; (b) completion of purchases and sales under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) completion of purchases and sales under the Agreements with the Other Investors for an aggregate purchase price of not less than ten million dollars ($10,000,000.00); (b) the delivery of the Legal Opinion to the Investor by counsel to the Company; (c) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date, in which case such representations and warranties shall be accurate in all material respects; (d) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (f) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in Minneapolis, Minnesota are permitted or required by law to close.

3. Representations, Warranties and Covenants of the Company. Except (i) as set forth in the Company disclosure schedules (the “Disclosure Schedules”), which Disclosure Schedules are being delivered to the Investors at the same time as this Agreement, and (ii) as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (and any amendments thereto filed at least two Business Days prior to the date hereof), the Company’s Proxy Statement for its 2008 Annual Meeting of Shareholders, or the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (and any amendments thereto filed at least two Business Days prior to the date hereof) or any of the Company’s Current Reports on Form 8-K filed since November 15, 2007 and at least two Business Days prior to the date hereof (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”). The Company has no “subsidiaries” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), other than EnteroMedics SARL, a Swiss corporation (the “Subsidiary”), all of the capital stock of which is owned by the Company. For purposes of Section 3 of this Agreement, the term “Company” shall be deemed to refer to both the Company and the Subsidiary, unless the context otherwise requires. The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or (ii) would not reasonably be expected to have a Material Adverse Effect.

3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreement and the Warrants (together, the “Transaction Documents”). The execution and delivery of the Transaction Documents, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Transaction Documents have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 Non-Contravention. The execution and delivery of the Transaction Documents, the issuance and sale of the Securities to be sold by the Company under the Transaction Documents, the fulfillment of the terms of the Transaction Documents and the consummation of the transactions contemplated thereby will not (A) result in conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or the Subsidiaries or their respective properties are bound, except as would not reasonably be expected to have a Material Adverse Effect, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its properties, except as would not reasonably be expected to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any material property or assets of the Company is subject, except as would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Transaction Documents by the Company and the valid issuance or sale of the Securities by the Company pursuant to the Transaction Documents, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4 Capitalization. The outstanding capital stock of the Company as of December 31, 2008 is set forth on Schedule 3.4 of the Disclosure Schedules. The Company has not issued any capital stock since December 31, 2008 other than the exercise of outstanding warrants or stock options. The Securities to be sold pursuant to the Transaction Documents have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The Warrant Shares, when issued and paid for in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth on Schedule 3.4 of the Disclosure Schedules and except as disclosed in the SEC Reports, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and providing for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Securities, except as provided in the Transaction Documents or except for such rights as may have been waived prior to the date of this Agreement. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders .

3.5 Legal Proceedings. There is no material legal, regulatory or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body. Neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or state securities commission involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order. There are no material disagreements presently existing, or reasonably anticipated by the Company to arise, between the independent accounting firms formerly or presently engaged by the Company.

3.6 No Violations. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would reasonably be likely to have a Material Adverse Effect, and the Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which it is a party or by which it or its property is bound, which default would reasonably be likely to have a Material Adverse Effect.

3.7 Compliance and Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company has not received any actual notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not reasonably be expected to have a Material Adverse Effect.

3.8 Intellectual Property.

(a) Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) the Company has ownership of, or a license or other legal right to use, all patents, patent rights, copyrights, trade secrets, trademarks, trade names, designs, manufacturing or other processes, or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions (including foreign jurisdictions) and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

(b) Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company or , to the knowledge of the Company, any third party with respect thereto.

(c) Except for matters which are not reasonably likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other person; and (ii) the Company is not making unauthorized use of any confidential information or trade secrets of any person.

(d) No proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use of Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect. The Company has not received any written notice that any of the Intellectual Property used by the Company violates or infringes upon the rights of any other person.

3.9 Financial Statements. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles of the United States (“GAAP”).

3.10 No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the date of this Agreement, since September 30, 2008, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company, direct or contingent, that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect, (v) any material change in the Company’s method of accounting, or (vi) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans or agreements.

3.11 Nasdaq Compliance. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and is listed on The Nasdaq Global Market (the “Nasdaq Stock Market”), and the Company has taken no action intended to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market, nor has the Company received any notification that the SEC or the Nasdaq Stock Market is contemplating terminating such registration or listing. The issuance of the Securities does not require shareholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rule 4350(i).

3.12 Reporting Status. The Company has timely made all filings required under the Exchange Act during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible and will remain eligible to register the resale of the Registrable Securities by the Eligible Investors pursuant to a registration statement on Form S-3 under the Securities Act as provided in Section 6.1 hereof (the “Registration Statement”).

3.13 No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities. The Company has not disclosed any material non-public information to the Investors.

3.14 Accountants. Deloitte & Touche Tohmatsu, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 into the Registration Statement and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

3.15 Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts. The Company has not received a notice of termination nor is the Company otherwise aware of any written threats to terminate any such contracts. All material agreements that were required to be filed as exhibits to the SEC Reports under Item 601 of Regulation S-K to which the Company or the Subsidiary is a party, or the property or assets of the Company or the Subsidiary are subject, have been filed as exhibits to the SEC Reports.

3.16 Taxes. Except for matters which are not reasonably expected to have a Material Adverse Effect, each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

3.17 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.18 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement or as a result of the conduct of its business.

3.19 Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes, based on information that is currently available, that it will be able to obtain similar insurance coverage at reasonable cost from similar insurers as may be necessary to continue its business as currently conducted.

3.20 Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act. The Company has not made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act. Assuming the accuracy of the Investors’ representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Nasdaq Stock Market

3.21 Listing. The Company shall comply with all requirements of FINRA with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market. The Company shall use its best efforts to maintain the listing of the Company’s Common Stock on the Nasdaq Stock Market.

3.22 Related Party Transactions. No transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

3.23 Registration Rights. Other than each of Eligible Investors, no person or entity has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, other than registration statements which have already been filed and declared effective or registration rights which have been waived prior to the date hereof. No person has the right to prohibit the Company from filing a registration statement in accordance with Section 6 hereof. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company is a party. The Company covenants that it shall provide and cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Registration Statement from and after a date not later than the initial effective date of such Registration Statement.

3.24 Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period prior to the filing date of the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) or, to the Company’s knowledge, in other factors, that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

3.25 Foreign Corrupt Practices. Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, has (i) directly or indirectly, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.26 Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s charter documents or the laws of its state of incorporation.

3.27 No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

3.28 Company Acknowledgement of Purchaser Representation. The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in paragraph 4 of the Securities Purchase Agreement, Section 4 of this Agreement, and in the Investor Questionnaire.

3.29 Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.30 Clinical Procedures. The Company, to its knowledge, is conducting (or is causing to be conducted), and has conducted (or caused to be conducted) all aspects of its research and development activities related to the products that it is developing (the “Products”), including, without limitation, the preclinical and clinical tests and studies of such Products, in compliance in all material respects with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidances, including, but not limited to, the principles of Good Clinical Practice, the Federal Food, Drug and Cosmetic Act and implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312, and has made all reports, filings and notifications required thereunder, including, but not limited to, the reports required by 21 C.F.R. § 312.32. To the Company’s knowledge, research involving human subjects conducted by or for the Company has (i) been conducted in compliance in all material respects with all applicable federal, state, and foreign statutes and regulations governing the protection of human subjects and (ii) not involved any investigator who has been disqualified as a clinical investigator by the FDA or any other agency. To the Company’s knowledge, the Company has conducted its clinical investigations in accordance in all material respects with Institutional Review Board approvals and requirements, if applicable, and, to its knowledge has obtained informed patient consent where required by the applicable requirements of 21 C.F.R. Part 50 and any other requirements of the applicable jurisdiction, except where the failure to obtain such consent would not adversely affect the Company. The Company has provided documents describing the clinical studies and tests, including related results and regulatory status, and they are complete and accurate in all material respects, and the Company, after diligent search, is not aware of any clinical studies or tests the results of which reasonably call into question the clinical study and test results provided by the Company.

To the Company’s knowledge, the Company is not the subject of any investigation by the FDA or any other agency. Neither the FDA nor any other regulatory authority has issued any clinical hold orders, warning letters, notices of violation, or similar correspondence or communications with respect to such tests, studies or Products.

4. Representations, Warranties and Covenants of the Investor.

4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Securities set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Eligible Investor’s right to sell Registrable Securities (as defined in Section 6.1(a)) pursuant to the Registration Statement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 6.4); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Securities or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Securities set forth in paragraph 3 of the Securities Purchase Agreement, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person is authorized to provide any representation that is inconsistent or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

4.2 Transfer of Securities. The Investor agrees that it will not make any sale, transfer or other disposition of the Securities (a “Disposition”) other than Dispositions of Registrable Securities that are made by Eligible Investors pursuant to the Registration Statement or Dispositions by Investors that are exempt from registration under the Securities Act and, if made pursuant to the Registration Statement by Eligible Investors, without complying with any applicable prospectus delivery requirements.

4.3 Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into the Transaction Documents and to consummate the transactions contemplated thereby and has taken all necessary action to authorize the execution, delivery and performance of the Transaction Documents, and (ii) the Transaction

Documents constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

4.4 Short Position. The Investor has not established any hedge or other position in the Common Stock that is outstanding on the Closing Date and is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity. For purposes hereof, a “hedge or other position” would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

4.5 No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.6 Confidential Information. The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company, including the receipt and content of any Suspension Notice (as defined in Section 6.2(c)) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as a request of a regulatory authority, by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority, regulatory body or similar process); provided, however, that before making any disclosure in reliance on this Section 4.6, the Investor will give the Company prior written notice, as soon as reasonably practicable and if not prohibited under law or regulation, specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished. The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

4.7 Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent.

4.8 Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other Investor, and that it is not acting in concert with any other Investor

(other than Investors who may be directly affiliated with such Investor) in making its purchase of the Securities hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

6. Registration of Registrable Securities; Compliance with the Securities Act.

6.1 Registration Procedures and Expenses. The Company shall:

(a) subject to receipt of necessary information from the Eligible Investors (as defined below) (which shall include completion of the questionnaire attached hereto as Exhibit F, which form shall be completed and returned to the Company not less than five Business Days prior to the filing date of the Registration Statement), prepare and file with the Securities and Exchange Commission (“SEC”), within forty-five (45) days after the Closing Date (the “Required Filing Date”), a Registration Statement on Form S-3 to enable the resale of the Registrable Securities by the Eligible Investors from time to time on a continuous basis pursuant to Rule 415 of the Securities Act. For purposes of this Agreement, “Registrable Securities” means the Shares issued pursuant to the Agreement and the Warrant Shares issuable pursuant to the Warrants to those Investors other than the Restricted Investors (as defined below) (all Investors who are not Restricted Investors are referred to herein as “Eligible Investors”); provided, however, that the number of Registrable Securities that the Company shall be obligated to register under the Securities Act shall be limited to that amount which may be registered pursuant to General Instruction I.B.6 of Form S-3 or such other amounts as may be permitted by SEC guidance. For purposes of this Agreement, the term “Restricted Investors” shall refer to those investors who are current stockholders of the Company or affiliates of the Company and who are listed on Schedule 6.1(a) attached hereto.

(b) use its best efforts, subject to receipt of necessary information from the Eligible Investors, to cause the Registration Statement to become effective as soon as practicable after the Registration Statement is filed by the Company, but in any event no later than 4:00 p.m. Eastern Time on the 90th day after the Closing Date, or if the Registration Statement is reviewed by the SEC, on the 135th day after the Closing Date (such date, as applicable, the “Required Effective Date”). If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Eligible Investor as partial compensation for such delay (the “Late Registration Payments”) equal to 1.5% of the purchase price paid for the Registrable Securities purchased by the Investor and not previously sold by the Investor until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate 5% of such purchase price paid for the Registrable Securities; provided, further, that in all events such penalties shall cease to accrue with respect to any Eligible Investor on the date on which such Eligible Investor may sell Registrable

Securities pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) without limitations on volume or manner of sales. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Registration Statement;

(c) use its best efforts to cause any Prospectus used in connection with any Registration Statement to be filed with the SEC pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than 9:00 a.m. Eastern Time the next day that is not a weekend or holiday and the Nasdaq Stock Market is not closed following the date such Registration Statement is declared effective by the SEC and prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the first anniversary of the Closing Date, (ii) the date on which the Eligible Investor may sell Registrable Securities pursuant to Rule 144 without limitations on volume or manner of sales or (iii) such time as all Registrable Securities purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Eligible Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

(d) notwithstanding the other provisions of this Agreement, if at any time the SEC takes the position that some or all of the Registrable Securities may not be included in the Registration Statement because (i) the inclusion of such Registrable Securities violates the provisions of Rule 415 or the instructions of Form S-3 as a result of the number of shares included in such Registration Statement, and/or (ii) the Registrable Securities cannot be sold as an “at the market offering,” the Company shall (A) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares” ) and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions” ). Any cut-back imposed pursuant to this Section 6.1(d) shall be allocated among the Eligible Investors on a pro rata basis. From and after such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” ) all of the provisions of this Section 6.1(d) shall again be applicable to the Cut Back Shares; provided, however, that for such purposes the Filing Date shall be deemed to be the Restriction Termination Date;

(e) furnish to the Eligible Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement, and the Prospectus (including supplemental prospectuses) as the Eligible Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Eligible Investor;

(f) file documents required of the Company for normal blue sky clearance in states specified in writing by the Eligible Investor; provided, however, that the Company shall not be required to qualify to do business or consent to general service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(g) bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (f) of this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement;

(h) advise the Eligible Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC or any other federal or state governmental authority delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(i) with a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares or Warrant Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Securities (including common stock issuable upon exercise thereof) may be resold pursuant to Rule 144 without volume or manner of sales limitations or any other rule of similar effect or (B) such date as all of the Investor’s Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Securities (including common stock issuable upon exercise thereof) without registration.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Eligible Investor shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by Eligible Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

The Company understands that the Eligible Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

6.2 Transfer of Shares After Registration; Suspension.

(a) Each Eligible Investor agrees that it will not effect any Disposition of the Securities or Warrant Shares or its right to purchase the Securities or Warrant Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1 and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Eligible Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Eligible Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Eligible Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Eligible Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Eligible Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

(d) Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) no more than two (2) Suspensions shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). If a Suspension occurs and such Suspension is not a Qualifying Suspension (a “Non-Qualifying Suspension”), the Company shall, on the 10th Business Day immediately following the effectiveness of the Non-Qualifying Suspension and each 30th day thereafter, make a payment to the Eligible Investor as partial compensation for such Non-Qualifying Suspension equal to 1.5% of the purchase price paid for the Registrable Securities purchased by the Investor and not previously sold by the Investor until the Non-Qualifying Suspension has ended; provided, however, that in no event shall the payments made pursuant to this paragraph (d), if any, exceed in the aggregate 5% of the purchase price paid by the Eligible Investor for the Registrable Securities; provided, further, that in all events such penalties under this paragraph (d) shall cease to accrue with respect to any Eligible Investor on the date on which such Eligible Investor may sell Registrable Securities pursuant to Rule 144 without limitations on volume or manner of sales.

(e) If a Suspension is not then in effect, the Eligible Investor may sell Registrable Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Eligible Investor and to any other parties requiring such Prospectuses.

(f) In the event of a sale of Registrable Securities by the Eligible Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the securities may be properly transferred.

(g) The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Registrable Securities, certificates representing such securities without restrictive legend, provided the Registrable Securities are to be sold pursuant to the prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit C. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Eligible Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Registrable Securities without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Securities from the Investor, if (a) the sale of such Registrable Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Eligible Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act; or (c) such Securities are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the request of the Investor, remove the restrictive legend from any Shares held by the Investor following the expiration of the requirement for such restrictive legend under Rule 144 under the Securities Act (or any successor rule). Each Investor, severally and not jointly with the other Investors, agrees that such Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are Registrable Securities held by an Eligible Investor that are sold pursuant to the Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6.2 is predicated upon the Company’s reliance upon this understanding.

6.3 Securities Ineligible for Registration; Transfer Restrictions.

(a) Investors hereby acknowledge and agree that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities (including shares of common stock issuable upon exercise thereof) indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investors acknowledge that the Company has no obligation to register or qualify any of the Securities (including shares of common stock issuable upon exercise thereof) for resale, except for the registration rights in Sections 6.1 and 6.2 hereof which pertain only to Eligible Investors and only with respect to Securities which qualify as Registrable Securities. The Investors further acknowledge that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control.

(b) Subject to Section 6.2(g) above, the Investors agree to the imprinting on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investors’ expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration rights with the SEC, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

6.4 Indemnification. For the purpose of this Section 6.4:

(a) the term “Selling Stockholder” shall mean the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b) the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

(c) the term “untrue statement” shall mean any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) (i) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Stockholder in the Investor Questionnaire or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 4.1, 4.2, 4.3, 4.4 or 6.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

(ii) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 4.1, 4.2, 4.3, 4.4 or 6.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.4 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.4. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv) If the indemnification provided for in this Section 6.4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d)(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

6.5 Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Securities shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.6 Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Eligible Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain consolidated financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.6 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Eligible Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Eligible Investor, will meet with the Eligible Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Eligible Investor until and unless the Eligible Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.7 Public Statements. By 7:30 a.m., Eastern time, on the trading day immediately following the execution of this Agreement, the Company shall issue one or more press releases disclosing all material terms of the transactions contemplated hereby. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within one (1) Business Day after the Closing. Such Current Report on Form 8-K shall include a form of this Agreement as an exhibit thereto. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Securities without the Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

6.8 Limits on Additional Issuances. Except for the issuance of stock options under the Company’s stock option plans, the issuance of common stock upon exercise of outstanding options and warrants and the offering contemplated hereby, the Company will not, for a period of six months following the final closing date of the Offering, offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering.

The foregoing shall not apply to securities issued in connection with any acquisition, including by way of merger, or purchase of stock or all or substantially all of the assets of any third party. Except for the issuance of stock options under the Company’s stock option plans, the issuance of common stock under the Company’s employee stock purchase plan or upon exercise of outstanding options and warrants, the issuance of common stock purchase warrants, and the offering contemplated hereby, the Company has not engaged in any such offering during the six months prior to the date of this agreement. The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:

EnteroMedics Inc.

2800 Patton Road

St. Paul, MN 55113

Attention: Mark B. Knudson, Ph.D., President and CEO

Telephone: (651) 634-3033

Facsimile: (651)

with a copy to:

Dorsey & Whitney LLP

Suite 1500, 50 South Sixth Street

Minneapolis, Minnesota 55402-1498

Attn: Kenneth L. Cutler, Esq.

Telephone: (612) 340-2600

Facsimile: (612)

(b) if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

8. Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10. Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT A

EnteroMedics Inc.

SECURITIES CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.	The exact name in which your Securities are to be registered (this is the name that will appear on your book entry statements. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address, telephone and fax number and e-mail address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

1

EXHIBIT B

EnteroMedics Inc.

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To: EnteroMedics Inc.,

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the “Shares”), and warrants to purchase common stock (the “Warrants” and, together with the Shares, the “Securities”), of EnteroMedics Inc. (the “Company”). The Securities are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.	BACKGROUND INFORMATION

Name:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )

If an individual:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Date of formation:

Social Security or Taxpayer Identification No.

1

Send all correspondence to (check one): Residence Address	Business Address

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

INDIVIDUALS

A.	The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. (In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

B.	The undersigned is an individual (not a partnership, corporation, etc.) with income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

C.	The undersigned is an individual (not a partnership, corporation, etc.) who, with his or her spouse, had joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

D.	The undersigned is a director or executive officer of the Company.

ENTITIES

E.	The undersigned, if other than an individual, is an entity all of whose equity owners meet one of the tests set forth in (a) through (d) above.

F.	The undersigned is an entity, and is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the following (check one or more, as applicable):

	1.	The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity; or a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

	2.	The undersigned is an insurance company as defined in Section 2(13) of the Act.

	3.	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

	4.	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

	5.	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) and either (check all that apply):

	a.	the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

	b.	the employee benefit plan has total assets in excess of $5,000,000; or

	c.	the plan is a self-directed plan with investment decisions made solely by or for the account of persons who are “Accredited Investors” as defined under the Act.

6.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

7.	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of the Company and is one or more of the following (check one or more, as appropriate):

	a.	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

	b.	a corporation; or

	c.	a Massachusetts or similar business trust; or

	d.	a partnership.

8.	The undersigned is a trust with total assets exceeding $5,000,000 which was not formed for the specific purpose of acquiring securities of the Company and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Securities.

9.	The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000

C.	REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges, as described in Section 6.1 of the Agreement, that only a limited number of the Securities may be registered for resale under the Securities Act with the Securities and Exchange Commission and that the Company has no obligation to register Securities under the Securities Act that are purchased by the undersigned if the undersigned is a Restricted Investor (as defined in the Agreement). The undersigned acknowledges that, with respect to Registrable Securities held by Eligible Investors, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Securities Purchase

Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, any Securities that constitute Registrable Securities will not be subject to ready liquidation, and that any Registrable Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Securities and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

6. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Securities:

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Securities.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this          day of                 , 2009, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

EXHIBIT C

EnteroMedics Inc.

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

RE:	Sale of Shares of Common Stock of EnteroMedics Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 2009 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:
Print Name:
Title:

1

EXHIBIT D

FORM OF LEGAL OPINION

(See attached)

EXHIBIT E

FORM OF WARRANT

(See attached)

EXHIBIT E-1

FORM OF AGENT WARRANT

(See attached)

Exhibit F

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of common stock (the “Registrable Securities”) of EnteroMedics Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Securities Purchase Agreement (the “Securities Purchase Agreement”) to which this document is annexed. A copy of the Securities Purchase Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes    ☐            No    ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes    ☐            No    ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes    ☐            No    ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes    ☐            No    ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Schedule 6.1(a)

Restricted Investors

Bay City Capital

MPM Capital Funds

Aberdare Ventures

InterWest Partners

Mark Knudson, Ph.D.

Bob Griffin

Greg Lea